UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2008

SKIN NUTRITION INTERNATIONAL, INC
(Exact name of registrant as specified in its charter)

Colorado	000-52249	26-0525905
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue
15th Floor
NY, NY 10022
 (Address of principal executive offices) (zip code)

212-231-8355
 (Registrant's telephone number, including area code)

Ascension Energy, Inc.
398 W Colorado Ave.
Telluride, CO 81435
619-504-9263
(Former name or former address, if changed since last report)

Copies to:
Darrin Ocasio Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: Skin Nutrition International, Inc. is filing this Current Report on Form 8K/A to amend the Current Report on Form 8-K initially filed with the Securities Exchange Commission on May27, 2008 to (i) amend its disclosure in Item 4.01 to conform with Item 304(a)(1) of Regulation S-K and (ii) to file an amended Exhibit 16.1.

Item 4.01	Changes in Registrant’s Certifying Accountant

On May 20, 2008, the board of directors of Skin Nutrition International, Inc. (the “Company”) authorized the termination and accepted the decline to stand for re-appointment of Rotenberg & Co., LLP (“Rotenberg”) as the Company’s independent registered public accounting firm.

Rotenberg’s report on the Company's financial statements for the two fiscal years ended December 31, 2007 and 2006 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern. Other than such statement, no report of Rotenberg on the financial statements of the Company for either of the past two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through May 20, 2008: (i) there have been no disagreements with Rotenberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Rotenberg did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1) of Regulation S-K.

The Company provided to Rotenberg the disclosure contained in this Form 8-K and requested Rotenberg to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1.

 On May 20, 2008, the Company authorized the engagement of Kempisty & Company (“Kempisty”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2008. The decision to engage Kempisty as the Company’s independent registered public accounting firm was made by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and through May 20, 2008, neither the Company nor anyone on its behalf consulted Kempisty regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 16.1    Letter of Rotenberg & Co., LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2008

SKIN NUTRITION INTERNATIONAL, INC.

By:	/s/ Richard Purvis
Name: Richard Purvis
Title: Chief Executive Officer and President